UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2014

Date of Report (Date of earliest event reported)

iHookup Social, Inc.

f/k/a Titan Iron Ore Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

125 E. Campbell Ave., Campbell, California 95008

(Address of principal executive offices) (Zip Code)

(855) 473-7473

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Termination Agreement with Beaufort Capital Partners LLC

As a result of comments received from the Securities and Exchange Commission, as of August 27, 2014, iHookup Social, Inc. (the “Company”) entered into a Termination Agreement (the “Termination Agreement”) with Beaufort Capital Partners LLC (“Beaufort”), whereby we terminated the Amended and Restated Investment Agreement (the “Amended and Restated Investment Agreement”) dated July 22, 2014 and a Registration Rights Agreement dated June 25, 2014 (“RRA”)..

Amended and Restated Investment Agreement and Registration Rights Agreement with Beaufort Capital Partners LLC

As of August 27, 2014, iHookup Social, Inc. (the “Company”) entered into an Amended and Restated Investment Agreement (the “Second Amended and Restated Investment Agreement”) with Beaufort Capital Partners LLC (“Beaufort”), which replaced the Amended and Restated Investment Agreement dated July 22, 2014. As previously disclosed on the Form 8-K filed with the Securities Exchange Commission on July 28, 2014, the Amended and Restated Investment Agreement provided, among other things, that the Company, at its sole and exclusive option, may issue and sell to Beaufort, from time to time as provided therein, and Beaufort would purchase from the Company up to Five Million Dollars ($5,000,000) of the Company’s fully registered, freely tradable common stock (“Common Stock”).

The Second Amended and Restated Investment Agreement removed a provision which stated that if no closing bid price was available on the OTCQB, the price would be defined as the average bid price on the “Pink Sheets”. It also removed a provision which stated that at any time prior to the one year anniversary of the effective date of the registration, the Company could notify Beaufort in writing that it wished to increase the investment amount.

As of August 27, 2014 and in connection with the Second Amended and Restated Investment Agreement, the parties also entered into a new Registration Rights Agreement, in substantially the same form as the RRA except for the date, whereby the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description is qualified in its entirety by reference to the Agreements, which are filed herewith as Exhibits 10.69, 10.70 and 10.71 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit
10.69*	Investment Agreement dated August 27, 2014 by and between Beaufort Capital Partners LLC and iHookup Social Inc.
10.70*	Registration Rights Agreement dated August 27, 2014 by and between Beaufort Capital Partners LLC and iHookup Social, Inc.
10.71*	Termination Agreement dated August 27, 2014 by and between Beaufort Capital Partners LLC and iHookup Social, Inc.
*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iHookup Social, Inc.

Date: September 2, 2014

By: /s/ Robert Rositano

Robert Rositano

CEO